UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 7, 2021

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 1405
Holmdel, NJ 07733
(Address of principal executive offices)

(732) 577-9996
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging Growth Company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On October 7, 2021, Monmouth Real Estate Investment Corporation (the “Company” or “Monmouth”) hereby announces that it has set December 16, 2021 as the date of the Company’s 2021 Annual Meeting of Stockholders.  The date of mailing for such meeting, including the date for mailing of notice of such meeting, would be on or about November 15, 2021.  The deadline for stockholders to submit compliant stockholder notices in accordance with the Company’s bylaws and applicable law with respect to business proposed to be considered at the 2021 Annual Meeting of Stockholders, including director nominations and other proposals for business, is October 17, 2021.  October 17, 2021 is also the deadline for compliant notices of stockholder proposals submitted pursuant to, and in compliance with, Rule 14a-8 in accordance with Rules 14a-5 and 14a-8.  The foregoing is subject to applicable law and applicable governing documents, including applicable rules of the Securities and Exchange Commission (“SEC”) regarding proxy statements and notices.
Additional Information and Where to Find It
In connection with Monmouth’s 2021 Annual Meeting of Stockholders, Monmouth intends to file a proxy statement (the “Proxy Statement”) and associated white proxy card with the SEC, which will be sent to the common stockholders of Monmouth. In the event of a potential transaction involving Monmouth, if any, that is submitted to a stockholder vote of Monmouth stockholders, Monmouth would also expect to file a proxy statement with the SEC and associated white proxy card. Monmouth may also file other documents regarding a potential transaction involving Monmouth and/or Monmouth’s 2021 Annual Meeting of Stockholders with the SEC.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Monmouth, when they become available, through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC on Monmouth’s website at www.mreic.reit.
Participants in the Solicitation
Monmouth and certain of its directors and executive officers and other employees may be deemed to be participants in a solicitation of proxies from Monmouth’s stockholders under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Monmouth in Monmouth’s Annual Report on Form 10-K for Monmouth’s fiscal year ended September 30, 2020, which was filed with the SEC on November 23, 2020, as well as in its other filings with the SEC, including the proxy statement materials filed by Monmouth in connection with the special meeting of Monmouth stockholders held in August 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.
Forward-Looking Statements
Any forward-looking statements contained in this press release are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward looking statements by discussions of strategy, plans or intentions. Any forward-looking statements contained in this press release reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q. While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2021	MONMOUTH REAL ESTATE INVESTMENT CORPORATION
	By:	/s/ Kevin S. Miller
	Name: Title:	Kevin S. Miller Chief Financial Officer, its principal financial officer and principal accounting officer